UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020

ANDOVER NATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55882	83-2216345
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Avenue of the Americas, Suite 2000 Miami, FL	33131-2185
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 871-3333

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed in a Current Report on Form 8-K filed by Andover National Corporation (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 11, 2019, the Company entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”), pursuant to which the Company, in a private placement (the “Private Placement”), issued and sold to the Investors an aggregate of 122,684 shares (the “Shares”) of its Class A Common Stock, par value $0.001 per share, at an offering price of $11.00 per Share, for gross proceeds to the Company of $1,349,524.

On December 31, 2019, the Company entered into Subscription Agreements with additional Investors and issued and sold an aggregate of 59,651 Shares to such additional Investors for total gross proceeds to the Company of $656,161.

On January 30, 2020, the Company entered into Subscription Agreements with additional Investors (including Peter Cohen, the Company’s Chief Executive Officer, and Milun Patel, the Company’s Chief Financial Officer) and issued and sold an aggregate of 39,628 Shares to such additional Investors for total gross proceeds to the Company of $435,908.

As of the date of this Current Report on Form 8-K, the Company has issued an aggregate of 221,963 Shares, for total gross proceeds to the Company of approximately $2,441,593 in connection with the Private Placement.

The Shares issued and sold pursuant to the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Shares were issued in reliance upon the exemptions from registration under the Securities Act provided by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder. The Investors are “accredited investors” as that term is defined in Rule 501 of Regulation D and acquired the Shares for investment only and not with a present view toward, or for resale in connection with, the public sale or distribution thereof.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company.

The foregoing description of the Subscription Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Form of Subscription Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Current Report on Form 8-K

10.1	Form of Subscription of Agreement (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 11, 2019 (File No. 000-55882)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDOVER NATIONAL CORPORATION

Date: January 30, 2020	By:	/s/ Jeffrey C. Piermont
	Name:	Jeffrey C. Piermont
	Title:	President and Chief Operating Officer

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